UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 30, 2013

HealthSouth Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure under this Item 5.02 amends and supplements the Current Report on Form 8-K of HealthSouth Corporation (“HealthSouth” or the “Company”), originally filed with the Securities and Exchange Commission on January 29, 2013 (the “Initial Filing”), to provide the initial committee assignments for the new directors. The remainder of the Initial Filing is unaffected by this filing. As previously disclosed in the Initial Filing, the Board of Directors (the “Board”) of HealthSouth unanimously approved the appointment of Ms. Leslye G. Katz and Ms. Joan E. Herman as directors to fill vacant seats on the Board.
On May 2, 2013, the Board appointed Ms. Katz to serve on its Audit Committee and Nominating/Corporate Governance Committee and Ms. Herman to serve on its Compensation Committee and Compliance/Quality of Care Committee. The current committee and chairperson assignments of the Board are as follows:

Name	Committee and Chairperson Assignments
John W. Chidsey	Audit Committee (Chair) and Finance Committee
Donald L. Correll	Audit Committee and Finance Committee
Yvonne M. Curl	Compensation Committee and Compliance/Quality of Care Committee (Chair)
Charles M. Elson	Finance Committee (Chair) and Nominating/Corporate Governance Committee
Jay Grinney	As a non-independent director, no formal committee membership
Jon F. Hanson	Chairman of the Board of Directors; ex-officio member of each standing committee
Joan E. Herman	Compensation Committee and Compliance/Quality of Care Committee
Leo I. Higdon, Jr.	Compensation Committee and Compliance/Quality of Care Committee
Leslye G. Katz	Audit Committee and Nominating/Corporate Governance Committee
John E. Maupin, Jr.	Nominating/Corporate Governance Committee (Chair) and Compliance/Quality of Care Committee
L. Edward Shaw, Jr.	Compensation Committee (Chair) and Nominating/Corporate Governance Committee
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 2, 2013, HealthSouth held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following proposals:

1.	election of all eleven persons nominated by the Company's board of directors;

2.	ratification of PricewaterhouseCoopers LLP as its independent registered public accounting firm; and

3.
approval of the compensation of the Company's named executive officers, as disclosed in the proxy statement filed on April 2, 2013 pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

As of the record date for the Annual Meeting, there were 96,288,404 shares of the Company's common stock and 353,355 shares of the Company's 6.50% Series A Convertible Perpetual Preferred Stock issued and outstanding. Each share of common stock and preferred stock was entitled to one vote on each matter properly brought before the Annual Meeting. The common stock and preferred stock voted together as a class. Votes representing 93.1% of the combined voting power of the common stock and preferred stock were present in person or represented by proxy at the Annual Meeting.

The final voting results for the Annual Meeting were as follows:

•	Proposal 1, election of directors, which passed:

Name of Nominee	Votes For	Votes Withheld	Votes Abstained
John W. Chidsey	82,504,185	254,953	N/A
Donald L. Correll	82,504,732	254,406	N/A
Yvonne M. Curl	81,800,419	958,719	N/A
Charles M. Elson	80,630,229	2,128,909	N/A
Jay Grinney	82,550,323	208,815	N/A
Jon F. Hanson	81,862,819	896,319	N/A
Joan E. Herman	82,470,413	288,725	N/A
Leo I. Higdon, Jr.	82,426,914	332,224	N/A
Leslye G. Katz	82,538,963	220,175	N/A
John E. Maupin, Jr.	82,033,134	726,004	N/A
L. Edward Shaw, Jr.	82,544,370	214,768	N/A

•	Proposal 2, ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, which passed:

Votes For	Votes Against	Votes Abstained
88,503,427	1,263,741	220,164

•	Proposal 3, approval of the compensation of the Company's named executive officers, which passed:

Votes For	Votes Against	Votes Abstained
78,937,272	3,615,841	206,025
Proposals 1 and 3 each received 7,228,194 broker non-votes. There were no broker non-votes on Proposal 2.
Item 8.01. Other Events.
On April 30, 2013, HealthSouth issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, related to its previously disclosed litigation against Ernst & Young LLP.

Certain matters discussed in the press release may constitute forward-looking statements that represent HealthSouth's current expectations and beliefs concerning future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Such information is based on numerous assumptions and involves a number of risks and uncertainties, many of which are beyond HealthSouth's control.
ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits.
99.1    Press release of HealthSouth Corporation, dated April 30, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 HEALTHSOUTH CORPORATION

By:	/S/ JOHN P. WHITTINGTON
	Name:	John P. Whittington
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: May 2, 2013